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                                                                   Exhibit 2.3.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to us in this Registration Statement of Fiserv, Inc. on Form S-4 under the heading "Experts" in the Prospectus, which is part of this registration statement.



COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 13, 1997